                                                                    Exhibit 10.2

      AMENDMENT NO. 1, dated as of April 22, 2005 (this "Amendment"), to the Second Amended and Restated Credit Agreement dated as of February 23, 2005 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Restated Credit Agreement"), among CONSOLIDATED COMMUNICATIONS ILLINOIS HOLDINGS, INC. (to be renamed Consolidated Communications Holdings, Inc. following consummation of the Mergers) ("Holdings"), CONSOLIDATED COMMUNICATIONS, INC., an Illinois corporation (the "CCI Borrower"), CONSOLIDATED COMMUNICATIONS ACQUISITION TEXAS, INC., a Delaware corporation (the "TXU Borrower" and together with the CCI Borrower, the "Borrowers"), the financial institutions holding Loans or Commitments hereunder from time to time and the financial institutions which have become Term D Lenders (the "Lenders"), CITICORP NORTH AMERICA, INC., as administrative agent (in such capacity, the "Administrative Agent") for the Lenders, COBANK, ACB, as documentation agent (in such capacity, the "Documentation Agent"), CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch ("CSFB"), and DEUTSCHE BANK SECURITIES INC., as co-syndication agents (in such capacity, the "Co-Syndication Agents"), and CSFB and CITIGROUP GLOBAL MARKETS INC. ("CGMI"), as joint lead arrangers and joint bookrunners (in such capacity, the "Joint Lead Arrangers") and WAIVER under the Existing Credit Agreement (as defined below). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Restated Credit Agreement (as amended hereby).

      WHEREAS, Holdings and the Borrowers are parties to that certain Credit Agreement, dated as of April 14, 2004, as amended and restated as of October 22, 2004, and as further amended by the Consent (as defined below) (the "Existing Credit Agreement") by and among Homebase Acquisition, LLC ("Homebase"), a Delaware limited liability company, Consolidated Communications Texas Holdings, Inc. ("CCTH"), a Delaware corporation, Holdings, the Borrowers, the lenders party thereto, the Administrative Agent, the Documentation Agent, the Co-Syndication Agents and the Arrangers;

      WHEREAS, pursuant to the Consent agreement (the "Consent"), effective as of February 23, 2005, among the Administrative Agent and the lenders parties thereto, the Requisite Lenders under the Existing Credit Agreement have consented to the Restated Credit Agreement;

      WHEREAS, pursuant to the Consent, the Requisite Lenders under the Existing Credit Agreement have previously consented to the postponement of the required repayment of Loans from Excess Cash Flow (as defined in the Existing Credit Agreement) pursuant to Section 2.05(c)(v) of the Existing Credit Agreement until April 30, 2005;

      WHEREAS, the Borrowers desire to postpone the deadline for the occurrence of the Restatement Effective Date contained in Section 4.01 of the Restated Credit Agreement and Section 2 of the Consent;

      WHEREAS, the Borrowers have requested, that in the event that the Restatement Effective Date has not occurred on or prior to April 29, 2005, that the Borrowers' obligations to repay Loans from Excess Cash Flow pursuant to
Section 2.05(c)(v) of the Existing Credit Agreement be deferred until June 30, 2005; and

      WHEREAS, Section 9.08(b) of each of the Existing Credit Agreement and the Restated Credit Agreement provides that the applicable Borrowers may, with the consent of the Requisite Lenders (as defined in each such credit agreement), amend the Existing Credit Agreement, the Restated Credit Agreement and the Loan Documents (as defined in each such credit agreement);

      NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

      Section 1. AMENDMENTS. The Restated Credit Agreement is hereby amended effective as of the date hereof by deleting the reference to "April 29, 2005" in
Section 4.01 of the Restated Credit Agreement and Section 2 of the Consent and replacing each such reference with "June 30, 2005".

      Section 2. DELAY OF EXCESS CASH FLOW SWEEP. The requirement in the Existing Credit Agreement (as amended by the Consent) that the prepayment from Excess Cash Flow pursuant to Section 2.05(c)(v) of the Existing Credit Agreement be made on or prior to April 30, 2005 is hereby waived; provided that such prepayment shall be required to be made on June 30, 2005 in the event that the Restatement Effective Date has not occurred prior to such date (it being understood that no Excess Cash flow prepayment is required under the terms of the Restated Credit Agreement, so that in the event the Restated Credit Agreement becomes effective on or before June 30, 2005, no such prepayment shall be required).

      Section 3. EFFECTIVENESS. This Amendment will become effective upon receipt by the Administrative Agent of executed signature pages hereto from the Requisite Lenders under and as defined in the Existing Credit Agreement and the Requisite Lenders under and as defined in the Restated Credit Agreement and each of the other parties listed on the signature pages hereto.

      Section 4. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

      Section 5. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      Section 6. HEADINGS. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

      Section 7. EFFECT OF AMENDMENT. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Existing Credit Agreement, the Restated Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or the Restated Credit Agreement or any other provision of either such agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 and Waiver to be duly executed by their respective authorized officers as of the day and year first above written.



                                    CONSOLIDATED COMMUNICATIONS ACQUISITION
                                       TEXAS, INC.,
                                       as Co-Borrower

                                    By:  /s/ Steven L. Childers
                                         -------------------------------------
                                         Name: Steven L. Childers
                                         Title: Chief Financial Officer



                                    CONSOLIDATED COMMUNICATIONS, INC.,
                                       as Co-Borrower

                                    By:  /s/ Steven L. Childers
                                         -------------------------------------
                                         Name: Steven L. Childers
                                         Title: Chief Financial Officer



                                    CONSOLIDATED COMMUNICATIONS ILLINOIS
                                       HOLDINGS, INC.


                                    By:  /s/ Steven L. Childers
                                         -------------------------------------
                                         Name: Steven L. Childers
                                         Title: Chief Financial Officer



                                    CITICORP NORTH AMERICA, INC.,
                                       as Administrative Agent

                                    By:  /s/ Caesar W. Wyszomirksi
                                         -------------------------------------
                                         Name: Caesar W. Wyszomirksi
                                         Title: Vice President

                                      STANFIELD CARRERA CLO, LTD.
                                         as a Lender
                                      By:  Stanfield Capital Partners LLC
                                           as its Asset Manager

                                      By:  /s/ Christopher E. Jansen
                                           -------------------------------------
                                           Name: Christopher E. Jansen
                                           Title: Managing Partner



                                      XL RE LTD.
                                         as a Lender
                                      By:  Stanfield Capital Partners LLC
                                           as its Collateral Manager

                                      By:  /s/ Christopher E. Jansen
                                           -------------------------------------
                                           Name: Christopher E. Jansen
                                           Title: Managing Partner



                                      STANFIELD QUATTRO CLO, LTD.
                                         as a Lender
                                      By:  Stanfield Capital Partners LLC
                                           as its Collateral Manager

                                      By:  /s/ Christopher E. Jansen
                                           -------------------------------------
                                           Name: Christopher E. Jansen
                                           Title: Managing Partner



                                      STANFIELD ARBITRAGE CDO, LTD.
                                         as a Lender
                                      By:  Stanfield Capital Partners LLC
                                           as its Collateral Manager

                                      By:  /s/ Christopher E. Jansen
                                           -------------------------------------
                                           Name: Christopher E. Jansen
                                           Title: Managing Partner



                                      HAMILTON CDO, LTD.
                                         as a Lender
                                      By:  Stanfield Capital Partners LLC
                                           as its Collateral Manager

                                      By:  /s/ Christopher E. Jansen
                                           -------------------------------------
                                           Name: Christopher E. Jansen
                                           Title: Managing Partner



                                      STANFIELD CARRERA CLO, LTD.
                                         as a Lender
                                      By:  Stanfield Capital Partners LLC
                                           as its Asset Manager

                                      By:  /s/ Christopher E. Jansen
                                           -------------------------------------
                                           Name: Christopher E. Jansen
                                           Title: Managing Partner



                                      WINDSOR LOAN FUNDING, LIMITED
                                         as a Lender
                                      By:  Stanfield Capital Partners LLC
                                           as its Investment Manager

                                      By:  /s/ Christopher E. Jansen
                                           -------------------------------------

                                           Name: Christopher E. Jansen
                                           Title: Managing Partner

                                      DRYDEN LEVERAGED LOAN CDO 2002-IL
                                         as a Lender
                                      By:  Prudential Investment Management Inc.
                                           as Collateral Manager

                                      By:  /s/ Martha Tuttle
                                           -------------------------------------
                                           Name: Martha Tuttle
                                           Title: Principal



                                      LOAN FUNDING V, LLC
                                         as a Lender
                                      By:  Prudential Investment Management Inc.
                                           as Portfolio Manager

                                      By:  /s/ Martha Tuttle
                                           -------------------------------------
                                           Name: Martha Tuttle
                                           Title: Principal



                                      DRYDEN IV LEVERAGED LOAN CDO 2003
                                         as a Lender
                                      By:  Prudential Investment Management Inc.
                                           as Collateral Manager

                                      By:  /s/ Martha Tuttle
                                           -------------------------------------
                                           Name: Martha Tuttle
                                           Title: Principal



                                      FC CBO IV, LIMITED
                                         as a Lender
                                      By:  Prudential Investment Management Inc.
                                           as Collateral Manager

                                      By:  /s/ Martha Tuttle
                                           -------------------------------------
                                           Name: Martha Tuttle
                                           Title: Principal



                                      COBANK ACB
                                         as a Lender

                                      By:  /s/ Ted Koerner
                                           -------------------------------------
                                           Name: Ted Koerner
                                           Title: Vice President



                                      SENIOR DEBT PORTFOLIO
                                         as a Lender
                                      By:  Boston Management and Research
                                           as Investment Advisor

                                      By:  /s/ Michael B. Botthof
                                           -------------------------------------
                                           Name: Michael B. Botthof
                                           Title: Vice President



                                      EATON VANCE SENIOR INCOME TRUST
                                         as a Lender

                           By: Eaton Vance Management as Investment Advisor

                           By: /s/ Michael B. Botthof
                               ------------------------------------------------
                               Name: Michael B. Botthof
                               Title: Vice President



                           EATON VANCE INSTITUTIONAL SENIOR LOAN
                             as a Lender
                           By: Eaton Vance Management as Investment Advisor


                           By: /s/ Michael B. Botthof
                               ------------------------------------------------
                               Name: Michael B. Botthof
                               Title: Vice President



                           EATON VANCE CDO III, LTD.
                             as a Lender
                           By: Eaton Vance Management as Investment Advisor


                           By: /s/ Michael B. Botthof
                               ------------------------------------------------
                               Name: Michael B. Botthof
                               Title: Vice President



                           CONSTANTINUS EATON VANCE CDO V, LTD.
                             as a Lender
                           By: Eaton Vance Management as Investment Advisor


                           By: /s/ Michael B. Botthof
                               ------------------------------------------------
                               Name: Michael B. Botthof
                               Title: Vice President




                           EATON VANCE CDO VI LTD.
                              as a Lender
                           By: Eaton Vance Management as Investment Advisor


                           By: /s/ Michael B. Botthof
                               -----------------------------------------------
                               Name: Michael B. Botthof
                               Title: Vice President




                           GRAYSON &CO
                             as a Lender
                           By: Boston Management and Research as
                               Investment Advisor


                           By: /s/ Michael B. Botthof
                               ------------------------------------------------
                               Name: Michael B. Botthof
                               Title: Vice President




                           BIG SKY SENIOR LOAN FUND, LTD.
                             as a Lender
                           By: Eaton Vance Management as Investment Advisor


                           By: /s/ Michael B. Botthof
                               ------------------------------------------------
                               Name: Michael B. Botthof
                               Title: Vice President

                    BIG SKY III SENIOR LOAN TRUST
                       as a Lender
                    By: Eaton Vance Management as Investment Advisor


                    By:   /s/ Michael B. Botthof
                          -------------------------------------------
                         Name: Michael B. Botthof
                         Title: Vice President




                    EATON VANCE
                    VT FLOATING-RATE INCOME FUND
                      as a Lender
                    By: Eaton Vance Management as Investment Advisor


                    By:   /s/ Michael B. Botthof
                          -------------------------------------------
                    Name: Michael B. Botthof
                    Title: Vice President




                    BIG SKY SENIOR LOAN FUND, LTD.
                       as a Lender
                    By: Eaton Vance Management as Investment Advisor


                    By:   /s/ Michael B. Botthof
                          -------------------------------------------
                    Name: Michael B. Botthof
                    Title: Vice President




                    EMERALD ORCHARD LIMITED
                       as a Lender


                    By:   /s/ Denton Robinson
                          -------------------------------------------
                         Name: Denton Robinson
                         Title: Loans Officer



                    KZH SOLEIL LLC
                      as a Lender


                    By:   /s/ Dorian Herrera
                          -------------------------------------------
                         Name: Dorian Herrera
                         Title: Authorized Agent




                    KZH SOLEIL-2 LLC
                      as a Lender


                    By:   /s/ Dorian Herrera
                          -------------------------------------------
                         Name: Dorian Herrera
                         Title: Authorized Agent



                    CITIBANK, N.A.
                      as a Lender


                    By:   /s/ David E. Graber
                          -------------------------------------------
                         Name: David E. Graber
                         Title: Attorney-in-Fact

                                    BLUE SQUARE FUNDING LIMITED SERIES 3
                                       as a Lender

                                    By:   /s/ Alice L. Wagner
                                          ----------------------------------
                                          Name: Alice L. Wagner
                                          Title: Vice President



                                    PPM SHADOW CREEK FUNDING LLC
                                       as a Lender

                                    By:   /s/ Meredith J. Koslick
                                          ----------------------------------
                                          Name: Meredith J. Koslick
                                          Title: Assistant Vice President



                                    CANYON CAPITAL CLO 2204-1 LTD.
                                       as a Lender

                                    By: Canyon Capital Advisors LLC,
                                        a Delaware limited liability company,
                                        its Collateral Manager

                                    By:   /s/ R. Christian B. Evensen
                                          ----------------------------------
                                          Name: R. Christian B. Evensen
                                          Title: Managing Director



                                    HIGHLAND FLOATING RATE ADVANTAGE FUND
                                       as a Lender

                                    By: Highland Capital Management, L.P.,
                                        its Investment Advisor

                                    By:   /s/ Todd A. Travers
                                          -----------------------------------
                                          Name: Todd A. Travers
                                          Title: Assistant Secretary, Highland
                                                 Capital Management, L.P.



                                    HIGHLAND FLOATING RATE LIMITED LIABILITY
                                       COMPANY
                                       as a Lender

                                    By: Highland Capital Management, L.P.,
                                        its Investment Advisor

                                    By:   /s/ Todd A. Travers
                                          -----------------------------------
                                          Name: Todd A. Travers
                                          Title: Assistant Secretary, Highland
                                                 Capital Management, L.P.



                                    LOAN FUNDING IV, LLC
                                        as a Lender

                                    By: Highland Capital Management, L.P.,
                                        as Portfolio Manager

                                    By:   /s/ David Lancelot
                                          -----------------------------------
                                          Name: David Lancelot
                                          Title: Treasurer, Highland Capital
                                                 Management, L.P.


                                    HIGHLAND OFFSHORE PARTNERS, L.P.
                                       as a Lender

                                    By: Highland Capital Management, L.P.,
                                        as General Partner

                                    By:   /s/ David Lancelot
                                          -----------------------------------
                                          Name: David Lancelot

                                           Title: Treasurer, Highland Capital
                                               Management, L.P.


                                    LOAN FUNDING VII, LLC
                                       as a Lender

                                    By: Highland Capital Management, L.P.,
                                        as Collateral Manager

                                    By:   /s/ David Lancelot
                                          ----------------------------------
                                          Name: David Lancelot
                                          Title: Treasurer, Highland Capital
                                                 Management, L.P.


                                    RESTORATION FUNDING CLO, LTD.
                                       as a Lender

                                    By: Highland Capital Management, L.P.,
                                        as General Partner

                                    By:   /s/ David Lancelot
                                          ----------------------------------
                                          Name: David Lancelot
                                          Title: Treasurer, Highland Capital
                                                 Management, L.P.


                                    SOUTHFORK CLO, LTD.
                                       as a Lender

                                    By: Highland Capital Management, L.P.,
                                        as Collateral Manager

                                    By:   /s/ David Lancelot
                                          ----------------------------------
                                          Name: David Lancelot
                                          Title: Treasurer, Highland Capital
                                                 Management, L.P.


                                    CITICORP USA, INC.
                                       as a Lender

                                    By:   /s/ James Nessel
                                          ----------------------------------
                                          Name: James Nessel
                                          Title: Director


                                    NATIONAL CITY BANK
                                       as a Lender

                                    By:   /s/ Jon W. Peterson
                                          ----------------------------------
                                          Name: Jon W. Peterson
                                          Title: Senior Vice President


                                    SUNAMERICA LIFE INSURANCE COMPANY
                                       as a Lender

                                    By: AIG Global Investment Corp. its
                                        Investment Advisor

                                    By:   /s/ Steven S. Oh
                                          -----------------------------------
                                          Name: Steven S. Oh
                                          Title: Managing Director


                                    GALAXY CLO 1999-1, LTD.
                                       as a Lender

                                    By: AIG Global Investment Corp. its
                                        Investment Advisor

                                    By:   /s/ Steven S. Oh
                                          -----------------------------------

                                      Name: Steven S. Oh
                                      Title: Managing Director



                                GALAXY CLO 2003-1, LTD.
                                   as a Lender
                                By: AIG Global Investment Corp.
                                   its Investment Advisor

                                By:   /s/ Steven S. Oh
                                      ------------------------------------------
                                      Name: Steven S. Oh
                                      Title: Managing Director



                                HARRIS NESBITT FINANCING, INC.
                                   as a Lender

                                By:   /s/ Michael Silverman
                                      ------------------------------------------
                                      Name: Michael Silverman
                                      Title: Managing Director



                                KEYBANK NATIONAL ASSOCIATION
                                   as a Lender

                                By:   /s/ Michelle Reef
                                      ------------------------------------------
                                      Name: Michelle Reef
                                      Title: Vice President



                                LANDMARK IV CDO LIMITED
                                   as a Lender
                                By: Aladdin Capital Management, LLC as Manager

                                By:   /s/ John J. D'Angelo
                                      ------------------------------------------
                                      Name: John J. D'Angelo
                                      Title: Authorized Signatory



                                CREDIT SUISSE FIRST BOSTON,
                                   acting through its Cayman Islands Branch as a Lender

                                By:   /s/ Thomas Hall
                                      ------------------------------------------
                                      Name: Thomas Hall
                                      Title: Vice President

                                By:   /s/ Doreen Barr
                                      ------------------------------------------
                                      Name: Doreen Barr
                                      Title: Associate



                                ARES VI CLO LTD.
                                By: Ares CLO Management VI, L.P.,
                                   Investment Manager
                                By: Ares CLO GP VI, LLC, its Managing Member

                                By:   /s/ Jeff Moore
                                      ------------------------------------------
                                      Name: Jeff Moore
                                      Title: Vice President



                                ARES VIII CLO LTD.

                                       By: Ares CLO Management VIII, L.P.,
                                          Investment Manager
                                       By: Ares CLO GP VIII, LLC,
                                          its Managing Member

                                       By:   /s/ Jeff Moore
                                             -----------------------------------
                                             Name: Jeff Moore
                                             Title: Vice President



                                        FRANKLIN FLOATING RATE TRUST
                                        FRANKLIN FLOATING RATE MASTER SERIES
                                        FRANKLIN FLOATING RATE DAILY ACCESS FUND
                                        FRANKLIN CLO I, LIMITED
                                        FRANKLIN CLO II, LIMITED
                                        FRANKLIN CLO III, LIMITED
                                        FRANKLIN CLO IV, LIMITED
                                           as a Lender

                                        By:   /s/ Tyler Chan
                                              ----------------------------------
                                              Name: Tyler Chan
                                              Title: Vice President

                                    --------------------------,
                                       as a Lender

                                    By:
                                         -----------------------------------
                                         Name:
                                         Title: